UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 15, 2018

KLX Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-36610	47-1639172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414-2105 (Zip Code)

Registrant’s telephone number, including area code: (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on April 30, 2018, KLX Inc. (“KLX” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Boeing Company, a Delaware corporation (“Boeing”), and Kelly Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Boeing, pursuant to which Boeing has agreed to acquire KLX’s Aerospace Solutions Group (“ASG”). Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing, Merger Sub will merge with and into KLX, with KLX surviving as a direct or indirect wholly owned subsidiary of Boeing (the “Merger”).  On June 1, 2018, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement with respect to the special meeting of the Company’s stockholders scheduled to be held on August 24, 2018 in connection with the Merger (the “special meeting”). The Company filed an amended proxy statement (the “First Amended Preliminary Proxy Statement on Form 14A”) with the SEC on June 26, 2018 and, on July 25, 2018, filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting.

As previously disclosed, on July 6, 2018, a putative class action was filed by a purported KLX stockholder in the United States District Court for the District of Delaware, captioned The Vladimir Gusinsky Rev. Trust v. KLX Inc., et. al., Case No. 1:18-cv-01000 (the “Action”). The complaint alleges that KLX and the KLX board of directors (the “KLX Board”) failed to disclose material information in the First Amended Preliminary Proxy Statement on Form 14A. The complaint seeks, among other things, equitable relief, including to enjoin the closing of the Merger, to direct disclosure of all material information in the proxy statement and to award plaintiff’s costs, including attorney’s and expert’s fees.

On August 15, 2018, the parties to the Action entered into a confidential Memorandum of Understanding (the “Memorandum of Understanding”) providing for the dismissal of the Action with prejudice as to the plaintiff in the Action and without prejudice as to the putative class. While the Company believes that the Action lacks merit and that the disclosures in the Definitive Proxy Statement comply fully with applicable law, in order to avoid the expense and distraction of litigation, the Company has agreed, pursuant to the terms of the confidential Memorandum of Understanding, to supplement the Definitive Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). The confidential Memorandum of Understanding also outlines the terms of the plaintiff in the Action’s agreement in principle to dismiss the Action and release all claims which it has, has ever had, or could have asserted related to the Merger and disclosures related to the Merger.

Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of the Supplemental Disclosures. To the contrary, the Company specifically denies all allegations that any of the Supplemental Disclosures, or any other additional disclosures, were or are required.  The defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Action.

The Supplemental Disclosures will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting scheduled for August 24, 2018 at 10:30 a.m., Eastern Time, at Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110.

The KLX Board continues to unanimously recommend that you vote “FOR” the proposal to adopt the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

Supplemental Disclosures to Definitive Proxy Statement

These Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Definitive Proxy Statement, and all capitalized terms used below shall have the meanings set forth in the Definitive Proxy Statement. Paragraph references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures. The information contained herein speaks only as of August 15, 2018 unless the information indicates that another date applies.

The section of the Definitive Proxy Statement titled “The Merger Proposal (Proposal 1)—Opinion of Goldman Sachs & Co. LLC” beginning on page 67 pf the Definitive Proxy Statement is hereby supplemented as follows:

A.                                    The following disclosure replaces all paragraphs on page 70 and the first paragraph on page 71 of the Definitive Proxy Statement:

Selected Companies Analysis.  Goldman Sachs reviewed and compared certain financial information for KLX to corresponding financial information, ratios and public market multiples for the following publicly traded companies in the distribution industry (referred to as “Distribution Peers”) and the aerospace and defense industry (referred to as “Select MRO Player and Aerospace Supplier Peers” and, together with the Distribution Peers, collectively referred to as the “selected companies”).

For each of the selected companies, Goldman Sachs calculated and compared various financial multiples and ratios based on information it obtained from SEC filings, Bloomberg market data and Institutional Brokers’ Estimate System (“IBES”) estimates as of April 25, 2018 and, in the case of KLX, both IBES estimates and the Forecasts. With respect to its analysis, Goldman Sachs calculated for KLX and the selected companies:

•                  Enterprise Value (which is defined as the equity value, calculated using the fully diluted number of shares, plus total debt, less total cash and cash equivalents), which we refer to as “EV”; and

•                  EV as multiples of, in the case of KLX, 2018 Adjusted EBITDA and 2019 EBITDA and, in the cases of the selected companies, estimated adjusted earnings before interest, taxes, depreciation and amortization, which we refer to as “adjusted EBITDA,” calendarized for the years ending January 31, 2019 and January 31, 2020 (or, in the case of the adjusted EBITDA for W.W. Grainger, Inc., December 31, 2019), which are referred to below in all cases as “2018 EV/adjusted EBITDA” and “2019 EV/adjusted EBITDA,” respectively.

Although none of the selected companies is directly comparable to KLX, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of KLX.

The following tables present the results of these analyses:

Distribution Peers

Selected Companies	2018 EV/adjusted EBITDA	2019 EV/adjusted EBITDA
Applied Industrial Technologies, Inc.	9.7x	N/A
Fastenal Company	13.2x	12.3x
Genuine Parts Company	11.2x	10.8x
MSC Industrial Direct Co., Inc.	10.6x	9.7x
Wesco Aircraft Holdings, Inc.	11.6x	9.9x
WESCO International, Inc.	9.8x	8.9x
W.W. Grainger, Inc.	11.6x	10.8x
Median	11.2x	10.3x

Select MRO Player and Aerospace Supplier Peers

Selected Companies	2018 EV/adjusted EBITDA	2019 EV/adjusted EBITDA
AAR Corp.	9.9x	9.0x
BBA Aviation Plc	12.0x	11.5x
Esterline Technologies Corporation	8.6x	8.0x
Heico Corporation	23.1x	21.4x
MTU Aero Engines Holding AG	10.4x	9.8x
Meggitt Plc	10.5x	9.6x
MOOG Inc.	9.9x	9.2x
Woodward, Inc.	12.9x	11.1x
Median	10.4x	9.7x

B.                                    The last sentence in the fourth paragraph on page 71 of the Definitive Proxy Statement is supplemented by adding the underlined language:

In addition, using an illustrative discount rate of 9.5%, reflecting an estimate of KLX’s weighted average cost of capital, Goldman Sachs discounted to present value as of January 31, 2018 the estimated cash tax benefits of KLX’s federal net operating losses (“NOLs”) and its amortization of goodwill for the period from January 31, 2018 through January 31, 2032, at an effective tax rate of 24% (which reflects KLX’s overall effective tax rate, giving effect to federal, state and local taxes) as per KLX management, as set forth in the Tax Analyses.

The section of the Definitive Proxy Statement titled “The Merger Proposal (Proposal 1)—Financial Projections” beginning on page 75 of the Definitive Proxy Statement is hereby supplemented as follows:

A.                                    Footnote (1) to the table on page 76 of the Definitive Proxy Statement is supplemented by adding the underlined language:

(1)                                 The Company’s fiscal year end is January 31.  Reference to any fiscal year of the Company in this section and the section captioned “The Merger Proposal (Proposal 1)—Opinion of Goldman Sachs & Co. LLC” corresponds to the fiscal year ending on January 31 of the following year.

B.                                    The following disclosure is added following the last paragraph of the section titled “The Merger Proposal (Proposal 1)—Financial Projections” on page 77 of the Definitive Proxy Statement:

In addition, the following table shows the estimated amounts of reduction in taxable income of the ASG Business resulting from the utilization of KLX’s federal NOLs and its amortization of goodwill that were provided to Goldman Sachs by KLX’s management and approved for Goldman Sachs’s use by KLX in connection with the illustrative discounted cash flow analyses as described above under “The Merger Proposal (Proposal 1)—Opinion of Goldman Sachs & Co. LLC” on page 67.

	Fiscal Year
($ in millions)	2018	2019	2020	2021	2022
Reduction in taxable income(1)	$187	$70	$50	$49	$47

(1)                                 The estimated amount of reduction in taxable income is $35 million for the fiscal year ending January 31, 2024, $21 million per year for the fiscal years ending January 31, 2025 and January 31, 2026, $20 million for the fiscal year ending January 31, 2027, $2 million per year for the fiscal years ending January 31, 2028 through January 31, 2031 and $1 million for the fiscal year ending January 31, 2032.

The following tables present a reconciliation of non-GAAP financial measures included in the Projections to the most comparable GAAP financial measures based on financial information available to, or projected by, KLX.

	Fiscal Year
($ in millions)	2018		2019	2020	2021	2022
Adjusted operating earnings	$285		$285	$310	$335	$361
One-time costs	22		—	—	—	—
Operating earnings(1)	263	(2)	285	310	335	361
Depreciation & amortization	35		37	37	38	38
EBITDA(1)	$298	(2)	$322	$347	$373	$400

(1)                                 Operating earnings and EBITDA include non-cash compensation expense.

(2)                                 2018 EBITDA and operating earnings exclude one-time costs of $22 million associated with the transition of facility of the ASG Business.

	Fiscal Year
($ in millions)	2018	2019	2020	2021	2022
Operating earnings(1)	$263 (2)	$285	$310	$335	$361
Taxes(3)	(63)	(68)	(74)	(80)	(87)
Tax-effected EBIT	200	217	236	255	274
Depreciation & amortization	35	37	37	38	38
Capital expenditures	(14)	(11)	(11)	(11)	(11)
Changes in net working capital	2	(21)	(19)	(21)	(20)
Unlevered free cash flow	$222	$222	$243	$260	$282

(1)                                 Operating earnings includes non-cash compensation expense.

(2)                                 2018 EBITDA and operating earnings exclude one-time costs of $22 million associated with the transition of facility of the ASG Business.

(3)                                 Taxes are calculated based on an effective tax rate of 24% as estimated by KLX management based on the combined federal tax rate of 21% and estimated state and local taxes.

Numbers in the above tables may not foot due to rounding.

— End of Supplemental Disclosures to Definitive Proxy Statement —

Additional Regulatory Approvals

On August 9, 2018, the Company received a letter from the Colombian Superintendence of Industry and Commerce acknowledging receipt of the notice filed in connection with the Merger. This acknowledgement completes the merger control notification process in Colombia, satisfying one of the conditions to Boeing’s acquisition of the Company. Consummation of the Merger remains subject to other customary closing conditions, including the approval of the Merger by the Company’s stockholders.

Cautionary Statement on Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve risks and uncertainties. The actual experience and results of the Company may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the SEC, which include its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the Form 10 filed in connection with the proposed spin-off of the Energy Services Group. For more information, see the sections entitled “Risk Factors” and “Forward-Looking Statements” contained in the Company’s Annual Report on Form 10-K and its other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed transaction between KLX and Boeing, KLX has filed a definitive proxy statement with the SEC and has sent or given the definitive proxy statement to KLX stockholders.  KLX STOCKHOLDERS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge when they are available at the SEC’s website, www.sec.gov, or from KLX at its website, www.klx.com, or by contacting KLX Investor Relations at (561) 383-5100.

Participants in Solicitation

KLX and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning KLX’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in Amendment No. 1 to KLX’s Annual Report on Form 10-K for the fiscal year ended January 31, 2018 filed with the SEC on May 22, 2018, and the definitive proxy statement with respect to the merger and the registration statement with respect to the spin-off that have been filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2018

KLX INC.

By:	/s/ Michael F. Senft
	Name:	Michael F. Senft
	Title:	Vice President and Chief Financial Officer